Exhibit 10.15

Dated May 31, 2017
(1) BUNGE SECURITIZATION B.V., as Seller
(2) KONINKLIJKE BUNGE B.V., as Master Servicer
(3) The Conduit Purchasers party hereto
(4) The Committed Purchasers party hereto
(5)   The Purchaser Agents party hereto
(6)   COÖPERATIEVE RABOBANK U.A., as Administrative Agent and Purchaser Agent
(7) BUNGE LIMITED, as Performance Undertaking Provider

ELEVENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

Exhibits
EXHIBIT A    Address and Notice Information
EXHIBIT B    Biodiesel Bilbao Excluded Obligors
EXHIBIT C    Bunge Italia and Novaol Excluded Obligors
EXHIBIT D    Form of First Notice of Assignment
EXHIBIT E    Form of Monthly Notice of Assignment

i

THIS ELEVENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated May 31, 2017 and made among:

(1)	BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)	KONINKLIJKE BUNGE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)	the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)	the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)	the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)	COÖPERATIEVE RABOBANK U.A., as Administrative Agent (the “Administrative Agent”); and

(7)	BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),
the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:

(A)
This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on May 26, 2016, as further amended on June 30, 2016 and on October 11, 2016) made among the Parties to this Amendment (the "Receivables Transfer Agreement").

(B)	The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.

(C)	This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:

1.	DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.	AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as follows:
(a)    In Section 1.1 (Definitions) the definition of "Obligor Concentration Factor" shall be deleted and replaced with the following:
“Obligor Concentration Factor” means, with respect to any Obligor (treating each Obligor and its Affiliates as if they were a single Obligor) as of any date of determination, the percentage, if applicable, specified (or the percentage resulting from the calculation specified) under the heading “Obligor Concentration Factor” in the grid immediately below; except that, (i) with respect to Conagra Foods, Inc., its “Obligor Concentration Factor” shall be (x) 10% or (y) 4% if at any time Conagra Foods, Inc. (A) has a short-term Debt Rating lower than A-3 from S&P or P-3 from Moody’s or has no short-term Debt Rating; or (B) has a long-term Debt Rating lower than BBB- from S&P or Baa3 from Moody’s or has no long-term Debt Rating and (ii) with respect to Kraft Heinz Company, its “Obligor Concentration Factor” shall be (x) 10% or (y) 4% if at any time Kraft Heinz Company (A) has a short-term Debt Rating lower than A-3 from S&P or P-3 from Moody’s or has no short-term Debt Rating; or (B) has a long-term Debt Rating lower than BBB- from S&P or Baa3 from Moody’s or has no long-term Debt Rating.

Obligor’s Short-Term Debt Rating (S&P/Moody’s)	Obligor’s Long-Term Debt Rating (S&P/Moody’s)	Obligor Concentration Factor
A-1+/P-1	AA/Aa2 or better	Loss Reserve Floor
A-1/P-1	AA- to A+/Aa3 to A1	Loss Reserve Floor
A-2/P-2 or better (but less than A-1/P-1)	A to BBB+/A2 to Baa1	Loss Reserve Floor/2
A-3/P-3 or better (but less than A-2/P-2)	BBB to BBB-/Baa2 to Baa3	Loss Reserve Floor/3
Lower than A-3/P-3 or no Debt Rating	Lower than BBB-/Baa3 or no Debt Rating	Loss Reserve Floor/5

The Obligor Concentration Factor shall be based upon an Obligor’s short-term Debt Ratings unless no such short-term Debt Rating is available from either S&P or Moody’s, in which case such Obligor’s long-term Debt Ratings will be used.
In the event the ratings of any Obligor from S&P and Moody’s fall within different ratings levels, the Obligor Concentration Factor for such Obligor shall be determined using the lower rating.
To the extent that the Receivables owing by any Obligor are subject to Approved Credit Enhancement and the aggregate Outstanding Balance of Portfolio Receivables owing by such Obligor would otherwise exceed the then applicable Obligor Concentration Factor for such Obligor based on the applicable Debt Ratings of such Obligor, the rating of such credit enhancer will be used for the purpose of determining the applicable Obligor Concentration Factor.
(b)    In Section 1.1 (Definitions) the definition of "Approved Obligor Jurisdictions" shall be deleted and replaced with the following:
“Approved Obligor Jurisdiction” means (a) all countries that are subject to the Rome 1 Convention, (b) any State or territory of the U.S. (including but not limited to Puerto Rico), Canada, Austria, Slovakia, the United Kingdom, Greece, Lithuania, The Netherlands, France, Slovenia, Bulgaria, Switzerland, Czech Republic, Luxembourg, Belgium, Cyprus, Poland, Hungary, Germany, Spain, Portugal, Italy, Denmark, Finland, Ireland, Sweden, Japan, Hong Kong, Singapore, Mexico and South Korea, and (c) any additional countries may be added as Approved Obligor Jurisdictions subject to the concentration limitations set forth in clauses (e) and (f) of the definition of “Concentration Amounts” (any such additional country described in this clause (c) shall be referred to herein as a “Limited Exception Approved Obligor Jurisdiction” and collectively shall be referred to as “Limited Exception Approved Obligor Jurisdictions”); provided, that under no circumstances shall an “Approved Obligor Jurisdiction” include a Sanctioned Country.
(c)    In Section 1.1 (Definitions) the definition of "Loss Reserve Floor" shall be deleted and replaced with the following:
“Loss Reserve Floor” means, at any time, the percentage not less than 8.0% and not greater than 15.0% specified by the Master Servicer in the most recent Portfolio Report; provided that the percentage cannot be less than the higher of the Obligor Concentration Factor for Conagra Foods, Inc. or Kraft Heinz Company.
(d)    In Section 1.1 (Definitions) the definitions of "Limited Exception Approved Obligor Jurisdiction" and “Limited Exception Approved Obligor Jurisdictions” shall be deleted and replaced with the following:
“Limited Exception Approved Obligor Jurisdiction” and “Limited Exception Approved Obligor Jurisdictions” have the meanings assigned to such terms in clause (c) of the definition of Approved Obligor Jurisdiction.
(e)    Schedule 2 (Address and Notice Information) shall be deleted and replaced with Exhibit A hereto.
(f)    Schedule 5 (Facility Accounts and Facility Account Banks) shall be amended by adding the following Italian Collection Accounts and Italian Collection Account Banks under the headings titled “Italian Collection Accounts” and “Italian Collection Account Banks”:

(g)    Schedule 5 (Facility Accounts and Facility Account Banks) shall be amended by adding the following Spanish Collection Accounts and Spanish Collection Account Banks under the headings titled “Spanish Collection Accounts” and “Spanish Collection Account Banks”:

(h)    Schedule 9 (Excluded Obligors) shall be amended by adding the list of Excluded Obligors contained in Exhibit B hereto immediately before the list of Bunge Ibérica S.A.U.’s Excluded Obligors in Schedule 9 (Excluded Obligors).
(i)    Schedule 9 (Excluded Obligors) shall be amended by deleting and replacing the list of Bunge Italia S.p.A.’s Excluded Obligors with the list of Excluded Obligors contained in Exhibit C hereto.

3.	REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.	ITALIAN RECEIVABLES PURCHASE AGREEMENT

4.1	The Parties hereby agree that, with effect from the date of the 2017 Italian RPA (as defined below), unless the context requires otherwise:

(a)
each reference to the “Italian RPA” in any Transaction Document to which they are party shall be deemed to be a reference to the Italian Receivables Purchase Agreement dated on or about May 31, 2017 (the “2017 Italian RPA”), among the Italian Originators, the Italian Seller Agent and the Italian Intermediate Transferor;

(b)	each reference to an “Italian Account Security Agreement” in any Transaction Document to which they are party shall be deemed to be a reference to each of:

(i)
the deed of pledge over the Italian Collection Accounts held with Unicredit SpA and Banca Nazionale del Lavoro SpA dated 1 June 2011, among Bunge Italia S.p.A., a joint stock company organized under the laws of the Republic of Italy (“Bunge Italia”), the Seller, the Italian Intermediate Transferor and the Administrative Agent, as acknowledged and extended pursuant to a deed of acknowledgement and extension dated 3 June 2013, and as further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about 3 June 2015, and as to be further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about May 31, 2017 (the “2017 Deed of Acknowledgment and Extension” and together with the 2017 RPA, the “New Italian Finance Documents”), among, inter alios, Bunge Italia, the Seller and the Administrative Agent; and

(ii)
the deed of pledge over the Italian Collection Account held with the Citibank N.A., Milan branch dated on or about 3 June 2015, among Bunge Italia, the Seller, the Italian Intermediate Transferor and the Administrative Agent, as to be acknowledged and extended pursuant to the 2017 Deed of Acknowledgment and Extension;

(c)
any reference to Exhibits D and E to the Servicing Agreement shall be deemed to be a reference to Exhibits D and E to this Amendment (and not, for the avoidance of doubt, to Exhibits A and B to the Seventh Amendment to and Restatement of the Receivables Transfer Agreement dated May 22, 2015).

It being understood and agreed among the Parties that the foregoing does not (i) affect or jeopardize in any way the effectiveness of the provisions and obligations set forth in the relevant Transaction Documents (including the original Italian law documents) with respect to the Italian RPA, the Italian Account Security Agreements, the deed of acknowledgement and extension dated 3 June 2013 or the deed of acknowledgement and extension dated 3 June 2015, which have not been expressly amended and/or replaced by the New Italian Finance Documents, or (ii) in any event prevent any Party from exercising and/or protecting its rights arising from the original Transaction Documents (including the Italian law documents) with respect to the Italian RPA and the Italian Account Security Agreements in accordance with the provisions set forth thereunder.

4.2	In addition, the Parties hereby consent to the 2017 Italian RPA.

5.	CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

6.	FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

7.	CONDITIONS PRECEDENT
This Amendment shall become effective as of the date first written above upon the satisfaction of the following:

(a)	The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Parties (the “Amendment Effective Date”).

8.	NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

9.	EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

10.	GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)	THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)
Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

11.	NO PROCEEDING; LIMITED RECOURSE

(a)
Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit

Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 11, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.

(b)
No recourse under any obligation, covenant or agreement of any Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller

By: /s/ Pravien Mahabier
Name: Pravien Mahabier
Title: Vistra B.V. Proxy Holder

By: /s/ Wouter Swierstra
Name: Wouter Swierstra
Title: Vistra B.V. Proxy Holder

KONINKLIJKE BUNGE B.V., as Master Servicer

By: /s/ A.J. de Lange
Name: A.J. de Lange
Title: Director

By: /s/ J.J. Kloet
Name: J.J. Kloet
Title: Director

BUNGE LIMITED, as Performance Undertaking Provider

By: /s/ Carla Heiss
Name: Carla Heiss
Title: Secretary

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

[Signature to Eleventh Amendment to the Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By: /s/ E. van Esveld
Name: E. van Esveld
Title: Managing Director

By: /s/ Jennifer Vervoorn
Name: Jennifer Vervoorn
Title: Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser

By: /s/ G.J. Huizing
Name: G.J. Huizing
Title: Intertrust Management BV. Proxy
Holder

By: /s/ S. Galesloot
Name: S.J. Galesloot
Title: Intertrust Management BV. Proxy
Holder

[Signature to Eleventh Amendment to the Receivables Transfer Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By: /s/ Frédéric Mazet
Name: Frédéric Mazet
Title:

By: /s/ Cyril Lesage
Name: Cyril Lesage
Title:

[Signature to Eleventh Amendment to the Receivables Transfer Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Purchaser Agent

By: /s/ Mark Escott
Name: Mark Escott
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Committed Purchaser

By: /s/ Mark Escott
Name: Mark Escott
Title: Managing Director

ALBION CAPITAL CORPORATION S.A., as Conduit Purchaser

By: /s/ Caroline Kinyua
Name: Caroline Kinyua
Title: Director

By: /s/ Hinnerk Koch
Name: Hinnerk Koch
Title: Director

[Signature to Eleventh Amendment to the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By: /s/ Julien Laffaille
Name: Julien Laffaille
Title: Attorney

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By: /s/ Brian McDonagh
Name: Brian McDonagh
Title: Director

Exhibit A

ADDRESS AND NOTICE INFORMATION

Exhibit B

BIODIESEL BILBAO S.L.U.

Exhibit C

All Obligors Excluded List

Exhibit D

Form of First Notice of Assignment

Exhibit E

Form of Monthly Notice of Assignment